UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2005

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Tegal Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware	000-26824	68-0370244
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2201 South McDowell Boulevard
Petaluma, California 94954
(Address of Principal Executive Offices)

(707) 763-5600
(Registrant’s telephone number, including area code)

——————————————————————
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Reports of Operations and Financial Conditions

        On May 19, 2005, Tegal Corporation (the “Company”) issued its fourth quarter and fiscal year 2005 press release, a copy of which is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. On May 19, 2005, the Company held a conference call announcing its financial results for the fourth quarter and fiscal year 2005. The transcript of this conference call is furnished as Exhibit 99.2 to this Form 8-K and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

      (c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 19, 2005
99.2	Transcript of Tegal Corporation's fourth quarter and fiscal year 2005 conference call held on May 19, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2005	TEGAL CORPORATION
By: /s/ Christine T. Hergenrother Name: Christine T. Hergenrother Title: Vice President & Chief Financial Officer